Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 17, 2011
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Summit	288-Day Term

Ocean Heritage	Six-Month Extension

Ocean Victory	One Well

Ocean Columbia	One Well

Ocean Titan	One Well

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (2) (Note 1)
Ocean Victory (Note 2)	5,500’	GOM	Current Contract	Energy XXI	one well	low 200’s	early Mar. 2011	late Mar. 2011
		GOM	Contract Continuation	ATP	continue six-wells	low 560’s	late Mar. 2011	mid July 2011
		GOM	Contract Continuation	ATP	balance 1-year term	low 540’s	mid July 2011	late Sept. 2011
Ocean Monarch (Note 3)	10,000’	GOM	Current Contract	Anadarko	cont. four-year term	low 440’s	early August 2010	mid March 2013
Domestic 2nd Generation Semisubmersibles (1) (Note 1)
Ocean Saratoga	2,200’	GOM	Current Contract	Taylor	one-year extension	200-210	mid July 2010	late June 2011
		GOM	Five Year Survey	DODI			early July 2011	mid Aug. 2011
Domestic Jack-ups (2) (Note 1)
Ocean Columbia	250’ IC	GOM	Current Contract	Shell	prep for contract	mid 40’s	early Mar. 2011	early April 2011
		GOM	Future Contract	Shell	one well	low 60’s	early April 2011	late April 2011
Ocean Titan	350’ IC	GOM	Current Contract	Ankor	third well extension	low 70’s	mid Mar. 2011	late April 2011
Note (1). On October 12, 2010, the U.S. government lifted the ban on certain drilling activities in the GOM. All drilling in the GOM is now subject to compliance with enhanced safety requirements set forth in Notices to Lessees, or NTL, 2010-N05 and 2010-N06, both of which were implemented during the drilling ban. Additionally, all drilling in the GOM is required to comply with the Interim Final Rule to Enhance Safety Measures for Energy Development on the Outer Continental Shelf (Drilling Safety Rule) and the Workplace Safety Rule on Safety and Environmental Management Systems, which have become final, as well as NTL 2010-N10 (known as the Compliance and Review NTL). We continue to evaluate these new measures to ensure that our rigs and equipment are in full compliance, where applicable. Additional requirements could be forthcoming based on further recommendations by regulatory agencies investigating the Macondo incident. We are not able to predict the likelihood, nature or extent of additional rulemaking. Nor are we able to predict when the Bureau of Ocean Energy Management, Regulation and Enforcement, or BOEMRE, will issue drilling permits to our customers. We are not able to predict the future impact of these events on our operations. Even with the drilling ban lifted, certain deepwater drilling activities remain suspended until the BOEMRE resumes its regular permitting of those activities.
Note (2). — Victory — In regard solely to the ATP contract, and for a minimum of the first 240 days of the initial one-year contract period, Contract Drilling Revenue is to be recognized under normal GAAP accrual accounting at $540,000 per day, and additional contract dayrate of $20,000 is to be recognized as interest income over applicable periods reflecting deferred payment plan. The contract calls for $75,000 per day of the $560,000 contract dayrate to be paid on a current basis and the remaining $485,000 per day to be paid pursuant to an overriding royalty interest structure, as discussed in the Company’s Form 8-K that was filed on June 3, 2009. Remaining days under the initial one-year contract period will be deferred until approximately the second quarter of 2011, when the contract provides that the rig will be utilized by the operator at a dayrate of $540,000 payable in cash.
Note (3). Monarch — In June 2010, one of our customers asserted force majeure as a basis for its termination of the drilling contract for the Ocean Monarch, which had a remaining term of approximately 36 months. The operator has also filed suit against us in U.S. District Court in Houston seeking a declaratory judgment that its termination of the drilling contract is warranted under the contract. We do not believe the events cited by the operator come within the definition of force majeure under the drilling contract, and we do not believe that the operator has the right to terminate the drilling contract on this basis. Although we cannot predict with certainty the results of any such litigation, and there can be no assurance as to its ultimate outcome, we intend to vigorously defend this litigation and challenge the operator’s attempt to terminate the drilling contract.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 17, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (25)
North Sea/Mediterranean
Ocean Nomad	1,200’	North Sea	Current Contract	BG Intl.	one well + 3 options	mid 240’s	late Dec. 2010	mid June 2011
Ocean Guardian	1,500’	Falkland Is.	Current Contract	AGR/Desire/ Rockhopper	ten firm wells	mid 240’s	mid Feb. 2010	mid April 2011
		Falkland Is.	Future Contract	AGR/Desire/ Rockhopper	three firm wells + priced option	mid 260’s	mid April 2011	mid July 2011
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	remainder Nomad contract	high 330’s	late April 2010	early April 2011
		North Sea	Future Contract	Talisman	120-day additional term	mid 270’s	early April 2011	late July 2011
		North Sea	Intermediate Survey	DODI			late July 2011	early Sept. 2011
Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	three-year term + unpriced option	high 340’s	mid Aug. 2010	mid June 2013
Ocean Endeavor (Note 4)	10,000’	Egypt	Current Contract	Burullus	one-year term + priced option	mid 220’s	mid July 2010	mid July 2011
Ocean Confidence		Angola	Current Contract	Total	assignment from Cobalt	upper 360’s	early Feb. 2011	early May 2011
		Angola	Future Contract	Cobalt	second firm well + option	low 360’s	early May 2011	early Oct. 2011
			Mobe to GOM	DODI			early Oct. 2011	early Dec. 2011
		GOM	Future Contract	Murphy	resume interrupted contract + unpriced option	low 510’s	early Dec. 2011	early Dec. 2012
Ocean Valiant (Note 5)	5,500’	Angola	Current Contract	Total	two-year term	low 620’s	late Sept. 2009	late Sept. 2011
Note (4). Endeavor — In connection with the relocation of this rig out of the GOM pursuant to this contract, the previous operator paid an early termination fee of $31 million in order to satisfy certain contractual obligations.
Note (5). Valiant — Dayrate subject to certain potential adjustments that are not expected to be material.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 17, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Australasia
Ocean Patriot	1,500’	Australia	Current Contract	Apache	three-well extension	between 230-270	mid Feb. 2011	late May 2011
Ocean America	5,500’	Australia	Interrupt Current Contract	DODI	Maintenance/mobe		late Dec. 2010	mid March 2011
			Resume Current Contract	Woodside	remainder term	mid 420’s	mid March 2011	early Aug. 2012
Ocean General	3,000’	Vietnam	Current Contract	Premier Oil	one well + three unpriced options	low 210’s	early Feb. 2011	mid March 2011
		Indonesia	Future Contract	Premier Oil	two wells + unpriced option	low 240’s	mid March 2011	mid June 2011
Ocean Rover	8,000’	Indonesia	Future Contract	Murphy/Hess	est. six months	high 370’s	mid Dec. 2010	mid July 2011
		Malaysia	Resume Current Contract	Murphy	resume two-year ext.	low 450’s	mid July 2010	mid Oct. 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 17, 2011

	Nominal				Current Term -	Dayrate
Rig Name	WD*	Location	Status	Operator	Note (6)	($000s)	Start Date	Est. End Date
Brazil
Ocean Ambassador	1,100’	Brazil	Current Contract	OGX	3-year term	low 260’s	mid Sept. 2009	mid Sept. 2012
Ocean Whittington	1,650’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 240’s	late Jan. 2009	late Aug. 2012
		Brazil	Five Year Survey	DODI			late Sept. 2011	late Dec. 2011
Ocean Concord	2,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	high 240’s	early Jan. 2008	early Jan. 2013
Ocean Lexington	2,200’	Brazil	Current Contract	OGX	3-year term	mid 330’s	early Feb. 2010	early Feb. 2013
Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 250’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 250’s	early Oct. 2009	early Oct. 2014
Ocean Quest	4,000’	Brazil	Remainder term at new blended rate	OGX	revised 2-year term	low 270’s	mid Feb. 2011	late Dec. 2011
		Brazil	Future Contract	OGX	1-year extension	low 250’s	late Dec. 2011	late Dec. 2012
Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	mid Oct. 2010	mid March 2015
Ocean Worker	4,000’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.10% bonus)	mid 280’s	late Feb. 2009	late Feb. 2015
Ocean Alliance	5,250’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.15% bonus)	mid 360’s	late July 2010	late June 2016
Ocean Star	5,500’		Current Contract	OGX	part one of 2-year term extension	low 310’s	mid Feb. 2011	late Dec. 2011
			Future Contract	OGX	part two of 2-year term extension	low 270’s	late Dec. 2011	mid Feb. 2013
Ocean Baroness	7,000’	Brazil	Current Contract	Petrobras	three-year term (includes 50% of pot. 5% bonus) + option to convert to 5 years during 1st year of operation	mid 280’s	early Sept. 2010	early Sept. 2013
Note (6) — All Brazilian contracts include unpriced options

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 17, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil Cont.
Ocean Courage	10,000’	Brazil	Current Contract	Petrobras	five-year term (includes 50% of pot. 6% bonus)	400 — 410	mid Feb. 2010	mid Feb. 2015
Ocean Valor	10,000’	Brazil	Current Contract	Petrobras	3-year term + option to convert to 5 years during 1st year	low 450’s	late Oct. 2010	late Oct. 2013
Drillship (1)
Ocean Clipper	7,875’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid Dec. 2010	late June 2011
		Brazil	Upgrade for Petrobras	DODI			late June 2011	late Sept. 2011
		Brazil	Resume Future Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	late Sept. 2011	mid Dec. 2015
Note (6) — All Brazilian contracts include unpriced options
International Jack-ups (7)
Ocean Nugget	300’ IC	Mexico	Resume Current Contract	Pemex	849 day term	mid 130’s	early Feb. 2010	late July 2011
		Mexico	Five Year Survey	DODI			mid April 2011	mid May 2011
Ocean Summit	300’ IC	Mexico	Five Year Survey	DODI			late Feb. 2011	late March 2011
		Mexico	Future Contract	Pemex	288 day term	mid 80’s	late March 2011	late Dec. 2011
Ocean Scepter	350’ IC	Brazil	Current Contract	OGX	one-year term + unpriced option	mid 130’s	early Feb. 2011	late March 2012
Ocean King	300’ IC	Montenegro	Actively Marketing	DODI
Ocean Sovereign	300’ IC	Thailand	Current Contract	Salamander	Six firm + three unpriced option wells	low 70’s	early Feb. 2011	mid June 2011
		Thailand	Five Year Survey	DODI			mid June 2011	mid Sept. 2011
Ocean Heritage	300’ IC	Suez Gulf	Current Contract	SUCO	six-month extension/w right to terminate after three months	high 50’s	early Feb. 2011	early July 2011
		Suez Gulf	Five Year Survey	DODI			early Oct. 2011	mid Nov. 2011
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year extension + unpriced option	mid 60’s	late Oct. 2010	late Oct. 2011
NOTES: Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.
An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract.
Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated.
Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM=Gulf of Mexico.
*Nominal Water Depth — Nominal water depth (in ft.) reflects the rig’s current operating water depth capability. Often, rigs are capable of drilling, or have drilled, in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 17, 2011
EXPECTED 2011 DOWNTIME — 10 DAYS OR LONGER (Subject to Change*)
# Days

Rig	Q1 To Date	EST Q1	Comments
Shipyard — 5-Year Surveys/Maintenance
Nugget		0	5-year survey/maintenance
Clipper		0	5-year survey/maintenance/upgrade
Summit	4	22	5-year survey/maintenance
Saratoga		0	5-year survey/maintenance
Whittington		0	5-year survey/maintenance
Sovereign		0	5-year survey/maintenance
Heritage		0	5-year survey/maintenance

Total 5-year Surveys	4	22
Intermediate Surveys/Acceptance Testing/Maintenance
Princess		0	Intermediate survey/maintenance
Confidence	39	39	Acceptance testing

Total Contract Prep.	39	39
Contract Prep/Maintenance/Other
Patriot		0	Maintenance
Scepter	31	31	Standby
America	58	75	Maintenance

Other Total	89	106

Total	132	167

* Reflects currently planned downtime. Expect additional downtime in form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unanticipated maintenance. Survey start times may also be accelerated or delayed for various reasons.
Does Not Include Cold or Hot Stacked Rigs (see final page for cold stacked units).
2012 ESTIMATED SURVEY DOWNTIME = 615 days
Special Surveys: Endeavor (35); Patriot (35); Yorktown (60); Quest (60); Worker (60); Star (60); Baroness (60); Victory (50); King (35).
Intermediate Surveys/UWILD: Guardian (28); Columbia (12); Titan (12); Concord (21); Yatzy (45); Courage (21); Valor (21).
Survey Costs: During surveys, normal opex applies, plus additional costs.
Mobe Costs: Amortized mobe costs are generally offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 17, 2011

Nominal
Rig Name	WD	Location	Status	Operator	Order Date	Est. Delivery Date
RIGS UNDER CONSTRUCTION — Dynamically Positioned Drillships (2)
Ocean BlackHawk	10,000’	South Korea	Hyundai Heavy Industries Co., Ltd.	DODI	Q1 2011	Q2 2013
Ocean BlackHornet	10,000’	South Korea	Hyundai Heavy Industries Co., Ltd.	DODI	Q1 2011	Q4 2013

COLD STACKED RIGS (8) = (4 jack-ups, 4 semisubmersibles)

Ocean Crusader	200’ MC	GOM	Stacked	DODI

Ocean Drake	200’ MC	GOM	Stacked	DODI

Ocean Champion	250’ MS	GOM	Stacked	DODI

Ocean Spartan	300’ IC	GOM	Stacked	DODI

Ocean Voyager	3,200’	GOM	Stacked	DODI

Ocean Epoch	3,000	Malaysia	Stacked	DODI

Ocean New Era	1,500’	GOM	Stacked	DODI

Ocean Bounty	1,500’	Malaysia	Stacked	DODI

Forward-Looking Statements: The rig status report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning the moratorium on, or suspension of, certain drilling activities in the GOM and enhanced safety requirements implemented by the U.S. government, related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, the effects of claims of force majeure and the outcomes of discussions with operators with regard thereto, rigs being upgraded or to be upgraded, rigs under construction and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.